SUPPLEMENT DATED September 27, 2007
to
PROSPECTUSES
for
MFS REGATTA-NY, dated May 21, 2007
FUTURITY-NY, dated May 21, 2007
REGATTA GOLD-NY, dated May 21, 2007
SUN LIFE FINANCIAL MASTERSSM REWARD-NY, dated May 1, 2007
SUN LIFE FINANCIAL MASTERSSM SELECT-NY, dated May 1, 2007

We are Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)").  We are the issuer of the following five forms of combination fixed and variable annuity contracts (the "Contracts"):  MFS Regatta-NY, Futurity-NY, Regatta Gold-NY, Sun Life Financial MastersSM Reward-NY, and Sun Life Financial MastersSM Select-NY.  Each of these forms of Contract is described in a prospectus dated May 21, or May 1, 2007.  This supplement relates to each of those May 21, and May 1, 2007 prospectuses.

Purpose of this Supplement

This supplement provides additional information about the "Guarantee Periods" under the Contracts.  The "Guarantee Periods" are the fixed investment options under the Contracts.  Each Guarantee Period pays interest at a guaranteed rate for a specified period of time, although withdrawals made before the end of the period may be subject to a "Market Value Adjustment" that can increase or decrease the amount of your withdrawal proceeds.  For a complete description of the Guarantee Periods available under your Contract, see "THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS" and "WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT" in the above-listed prospectus that pertains to your Contract.

The purpose of this supplement is to advise you that, as to Guarantee Periods that commence on or after the date of this supplement, the obligations of Sun Life (N.Y.) will be fully and unconditionally guaranteed by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), pursuant to a subordinated guarantee (the "Subordinated Guarantee").  (If you have allocated amounts under your Contract to a Guarantee Period that commenced before the date of this supplement, that Guarantee Period also has now been guaranteed by Sun Life (U.S.), pursuant to a separate subordinated guarantee that is identical in all relevant respects to the Subordinated Guarantee to which this supplement relates. Therefore, all of the information in this supplement about the Subordinated Guarantee applies equally to Sun Life (U.S.)'s guarantee of your older Guarantee Period.)

The Subordinated Guarantee does not relieve Sun Life (N.Y.) of any obligations under your Contract.  Indeed, the Subordinated Guarantee is provided in addition to all of the other rights and benefits available under your Contract.  There is no cost to you to obtain the benefits of the Subordinated Guarantee, and there are no disadvantages to you of having this additional guarantee.

You can learn more about Sun Life (U.S.), the guarantor, and the Subordinated Guarantee in the discussions that follow.

The Guarantor

Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") is the guarantor under the Subordinated Guarantee.  Sun Life (U.S.), a reporting company with the United States Securities and Exchange Commission ("SEC"), is a stock life insurance company incorporated under the laws of the State of Delaware.  Sun Life (U.S.) is authorized to transact an insurance business in all states of the United States other than New York, as well as in the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Sun Life (U.S.) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts, group life, group disability, and group stop loss insurance.

Sun Life (N.Y.) is a wholly-owned subsidiary of Sun Life (U.S.).  Sun Life (U.S.), in turn, is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a public reporting company with the SEC, with common shares listed on the Toronto, New York, and Philippine stock exchanges.

As "reporting" companies with the SEC, Sun Life (U.S.) and its parent company (Sun Life Financial) are subject to ongoing requirements to periodically file financial statements and other information about their business with the SEC, pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").  This information is generally available to the public from the SEC (and, in many cases, from other sources). See "Available Information" and "Incorporation of Documents by Reference," below.  Notwithstanding Sun Life (U.S.)'s compliance with reporting requirements, the SEC does not regulate the financial condition of Sun Life (U.S.) and has not passed upon the merits of Sun Life (U.S.) serving as the guarantor under the Subordinated Guarantee. Nor does the SEC regulate or pass upon the terms or value of the Subordinated Guarantee.

The Subordinated Guarantee

Under the terms of the Subordinated Guarantee, Sun Life (U.S.) guarantees Sun Life (N.Y.)’s obligations with respect to any Guarantee Periods commencing on or after September 27, 2007.  The Subordinated Guarantee applies unless and until we notify you otherwise.  If we give you such notice, the Subordinated Guarantee would remain in effect for all Guarantee Periods that had already started, but would be inapplicable to Guarantee Periods starting after the date given in such notice.

Under the terms of the Subordinated Guarantee:

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If we fail to honor any valid request to surrender, transfer, or withdraw any amount from a Guarantee Period, or fail to allocate amounts from a Guarantee Period to an annuity option when obligated to do so, Sun Life (U.S.) guarantees the full amount that you would have received, or value that you would have been credited, had we fully met our obligations with respect to such Guarantee Period. This guarantee, however, does not guarantee the amount of your Account Value that is allocated to any variable investment option available under your Contract and does not guarantee the investment performance of any of those variable investment options.

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If we fail to pay any amount that becomes payable upon the death of a Contract owner, participant or annuitant, Sun Life (U.S.) guarantees the unpaid amount, up to the account value in any Guarantee Period, increased by any accrued but uncredited interest attributable thereto and increased by any positive Market Value Adjustment that would have been payable upon any surrender of the Contract at that time (but not decreased by any negative Market Value Adjustment).  This Subordinated Guarantee, however, does not cover the full amount that may be payable on death pursuant to the terms of the Contract.  While the amount guaranteed by Sun Life (U.S.) under the Subordinated Guarantee equals the amount of your Account Value that is invested in the Guarantee Periods (increased by certain uncredited interest and Market Value Adjustments), the amount payable on death is based on a number of other factors that may include, for example, the amount of Purchase Payments you have made, any increase in death benefit amount under an optional death benefit rider, and the total amount of your Account Value (including Account Value allocated to variable investment options). Thus, to the extent that the amount payable on death exceeds the amount of your Account Value invested the Guarantee Periods (increased for any interest and Market Value Adjustments as noted above), Sun Life (U.S.) does not guarantee the payment of that excess. Accordingly, the Subordinated Guarantee guarantees payment only of those amounts payable on death from the Guarantee Periods and not any amounts payable on death from the variable investment options or from Sun Life (N.Y.)’s other assets.

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If we fail to make payment when due of any amount that is guaranteed by Sun Life (U.S.), you could directly request Sun Life (U.S.) to satisfy our obligation, and Sun Life (U.S.) must do so. You would not have to make any other demands on us as a precondition to making a claim against Sun Life (U.S.) under the Subordinated Guarantee. To make a claim under the Subordinated Guarantee you may submit a written communication addressed directly to Sun Life (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481.

The Subordinated Guarantee is an "unsecured" obligation of Sun Life (U.S.).  This means that, if Sun Life (U.S.) does not meet its obligations to you under the Subordinated Guarantee, there is no collateral on which you can foreclose to obtain payment.  Also, the Subordinated Guarantee is a "subordinated" obligation.  This means that, if Sun Life (U.S.) does not meet its obligations to you under this Subordinated Guarantee, and Sun Life does not have enough assets and other resources to satisfy all of its obligations, Sun Life (U.S.) will pay almost all of its other obligations before it pays your claim under the Subordinated Guarantee.  The only obligations of Sun Life (U.S.) that would not be paid before your claim would be any obligations whose terms provide that they will be equal with or come behind the Subordinated Guarantee.  The fact that the Subordinated Guarantee is unsecured and subordinated increases the likelihood that, if Sun Life (U.S.) is unable or otherwise fails to pay all of its obligations, you may be unable to obtain payment from Sun Life in accordance with the terms of the Subordinated Guarantee.

The laws of the state of New York govern the Subordinated Guarantee.  Under the terms of the Subordinated Guarantee, you or your beneficiary may bring a proceeding in any court of competent jurisdiction in the City of New York to enforce the obligations of Sun Life (U.S.) as guarantor. Sun Life (U.S.) has agreed to submit to the jurisdiction of such New York courts in these proceedings.

The Reason for the Subordinated Guarantee

Under the SEC’s rules, and if certain other requirements are met, the Subordinated Guarantee relieves Sun Life (N.Y.) of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q, and Form 8-K, respectively.  Sun Life (N.Y.) expects that all of the requirements necessary to cease filing such reports will be met, which will save Sun Life (N.Y.) the expense of being an SEC reporting company.

Sun Life (U.S.) files its own annual, quarterly and current reports on Forms 10-K, Form 10-Q and Form 8-K, respectively.  Sun Life (N.Y.) is included in Sun Life (U.S.)’s consolidated financial statements.  In particular, a footnote to the Sun Life (U.S.) consolidated financial statements will contain condensed consolidating financial information with separate columns for Sun Life (U.S.), Sun Life (N.Y.), and other subsidiaries of Sun Life (U.S.), together with consolidating adjustments.

Available Information

Sun Life (N.Y.) and Sun Life (U.S.) have filed with the SEC a Form S-3 registration statement under the Securities Act of 1933 relating to the Guarantee Periods and the Subordinated Guarantee under your Contract.  This supplement and the prospectuses to which it relates do not contain all of the information contained in that registration statement and its exhibits.  For further information regarding Sun Life (N.Y.), Sun Life (U.S.), the Guarantee Periods, and the Subordinated Guarantee, you may refer to the Form S-3 registration statement and its exhibits.

In addition, Sun Life (U.S.) is, and Sun Life (N.Y.) has been, subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act").  Accordingly, Sun Life (U.S.) files, and Sun Life (N.Y.) has filed, reports and other information with the SEC to meet those requirements.  After the date of this supplement, it is expected that Sun Life (N.Y.) will no longer file reports under the Exchange Act.  The financial statements of Sun Life (N.Y.) will, however, continue to be included in the Statements of Additional Information in registration statements with respect to the Contracts that have been filed on Form N-4 with the SEC by Sun Life (N.Y.) and Sun Life (N.Y.) Variable Account C.  Those Statements of Additional Information are incorporated by reference into the prospectuses to which this supplement relates.  Also, as noted above under "The Reasons for the Subordinated Guarantee," Sun Life (N.Y.) has been and will continue to be included in the consolidated financial statements of Sun Life (U.S.).

You can inspect and copy all of the above-described registration statements, reports and other information at the SEC's public reference facilities at the following locations: Washington, D.C. - 100 F Street, N.E., Washington, D.C. 20549-0102 and Chicago, Illinois - 500 West Madison Street, Chicago, IL 60661.  The Washington, D.C. office will also provide copies by mail for a fee.  (You may obtain information about the operation of the SEC’s public reference facilities by calling 1-800-SEC-0330).  You may also find these materials on the SEC's website (http://www.sec.gov).

Incorporation of Documents by Reference

Sun Life (U.S.) incorporates herein by reference the SEC filings listed below:

●	Sun Life (U.S.)’s Annual Report on Form 10-K for the year ended December 31, 2006;

●	Sun Life (U.S.)’s Quarterly Report on Form 10-Q for the period ended March 31, 2007;

●	Sun Life (U.S.)’s Quarterly Report on Form 10-Q for the period ended June 30, 2007; and

●	all of Sun Life (U.S.)’s other filings made pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after June 30, 2007.

Sun Life (N.Y.) incorporates by reference the SEC filings listed below:

●	Sun Life (N.Y.)’s Annual Report on Form 10-K for the year ended December 31, 2006;

●	Sun Life (N.Y.)’s Quarterly Report on Form 10-Q for the period ended March 31, 2007;

●	Sun Life (N.Y.)’s Quarterly Report on Form 10-Q for the period ended June 30, 2007; and

●	all of Sun Life (N.Y.)’s other filings made pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act after June 30, 2007.

Each of Sun Life (U.S.) and Sun Life (N.Y.) will furnish, without charge, upon your written or oral request, a copy of the documents referred to above which that company has incorporated by reference into this supplement, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this supplement).  You may also request, free of charge, a copy of the Statement of Additional Information that is incorporated by reference into your prospectus to which this supplement relates.  Requests for any of such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

Offering of the Subordinated Guarantee

The Subordinated Guarantee, together with the Contracts, is offered through Clarendon Insurance Agency, Inc., as general distributor.  The offering is made on a continuous, best efforts basis.